EXHIBIT 10.3

EXECUTION VERSION

FOURTH AMENDMENT TO

THE THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT

This FOURTH AMENDMENT TO THE THIRD AMENDED AND RESTATED SERIES 2015-3 SUPPLEMENT (this “Amendment”), dated as of January 12, 2024 amends the Third Amended and Restated Series 2015-3 Supplement (as amended to date, the “Series 2015-3 Supplement”), dated as of April 14, 2022, among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”), AVIS BUDGET CAR RENTAL, LLC, a limited liability company established under the laws of Delaware, as administrator (the “Administrator”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”), the several banks set forth on Schedule I thereto as Non-Conduit Purchasers (each, a “Non-Conduit Purchaser”), the several commercial paper conduits listed on Schedule I thereto (each, a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each, a “Funding Agent” with respect to such CP Conduit Purchaser), the entities set forth on Schedule I thereto as Committed Note Purchasers (each, a “Committed Note Purchaser”), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2015-3 Noteholders (in such capacity, the “Series 2015-3 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2015-3 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of ABRCF, the Trustee, any applicable Enhancement Provider and in connection with certain amendments, either the Required Noteholders of a Series of Notes or each affected Noteholder, as applicable;

WHEREAS, pursuant to Section 11.11 of the Series 2015-3 Supplement, (x) the Series 2015-3 Supplement may be amended in accordance with Section 12.2 of the Base Indenture and (y) the requirement contained in Section 12.2 of the Base Indenture for consent by the Required Noteholders to the amendment of the Series 2015-3 Supplement shall be satisfied upon attaining the consent of the Requisite Noteholders;

WHEREAS, the parties desire to amend the Series 2015-3 Supplement to revise the definition of “Bridge Repayment Date” in connection with the existing bridge facility; and

WHEREAS, ABRCF has requested the Trustee, the Series 2015-3 Agent, the Administrator, the Administrative Agent and the Series 2015-3 Noteholders to, and, upon the effectiveness of this Amendment, ABRCF, the Trustee, the Series 2015-3 Agent, the

Administrator, the Administrative Agent and each Series 2015-3 Noteholder have agreed to, make the amendments described above as set forth herein.

NOW, THEREFORE, it is agreed:

1.                  Amendments. The following definitions are hereby amended and restated as follows, (i) by deleting the text thereof which is lined out and (ii) by inserting the text thereof which is double underlined:

“Bridge Repayment Date” means the first Business Day following ~~the earlier of (x) the first Series Closing Date with respect to any Series of Notes (other than Variable Funding Notes) following the Bridge Closing Date and (y)~~ February 28, 2024 (or such later date as agreed to in writing (including by email) among the Bridge Purchaser Groups and ABRCF with notice to the Trustee).

2.                  Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2015-3 Agent) hereby authorize and direct the Trustee and Series 2015-3 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.

3.                  This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2015-3 Supplement.

4.                  This Amendment shall become effective on the later of (x) the date hereof and (y) the date on which each of the following shall have occurred: (i) each of ABRCF, the Administrator, the Administrative Agent and each Series 2015-3 Noteholder shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) each Funding Agent shall have received a letter, in form and substance satisfactory to such Funding Agent, from each of Moody’s, Standard & Poor’s and/or Fitch, as applicable, confirming the commercial paper rating of the related CP Conduit Purchaser after the effectiveness of this Amendment, (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2015-3 Noteholders shall have been delivered to the Trustee and the Series 2015-3 Noteholders, as applicable, (v) the Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent (or by any Funding Agent or Non-Conduit Purchaser through the Administrative Agent) from the Administrator, all documentation and other information about ABRCF and its Affiliates required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (vi) the amendment, dated as of the date hereof, to the Series 2010-6 Supplement shall have been executed and delivered by the parties thereto and all conditions precedent to the effectiveness thereof shall have been satisfied or waived (such later date, the “Amendment Effective Date”).

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5.                  From and after the Amendment Effective Date, all references to the Series 2015-3 Supplement shall be deemed to be references to the Series 2015-3 Supplement as amended hereby.

6.                  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.

7.                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2015-3 Agent

By:	/s/ Mitchell L. Brumwell
	Name:	Mitchell L. Brumwell
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES COMPANY LLC,
as a CP Conduit Purchaser under
the Series 2015-3 Supplement

By:	/s/ Neil Bautista
	Name:	Neil Bautista
	Title:	Director

BARCLAYS BANK PLC,
as an APA Bank under the Series 2015-3 Supplement

By:	/s/ Neil Bautista
	Name:	Neil Bautista
	Title:	Director

BARCLAYS BANK PLC,
as a Funding Agent under the Series 2015-3 Supplement

By:	/s/ Neil Bautista
	Name:	Neil Bautista
	Title:	Director

CHARIOT FUNDING LLC,
as a CP Conduit Purchaser under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as a Funding Agent under the Series
2015-3 Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A.
as an APA Bank under the Series 2015-3
Supplement

By:	/s/ Catherine V. Frank
	Name:	Catherine V. Frank
	Title:	Managing Director

AESOP LEASING, L.P.,
as a Committed Note Purchaser under the Series
2015-3 Supplement

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,
as Administrator

By:	/s/ David Calabria
	Name:	David Calabria
	Title:	Senior Vice President and Treasurer